Exhibit 10.2

GUARANTY

This Guaranty, dated as of January 29, 2019 (this “Guaranty”) is made by FATBURGER NORTH AMERICA, INC., a Delaware corporation, PONDEROSA FRANCHISING COMPANY LLC, a Delaware limited liability company, BONANZA RESTAURANT COMPANY LLC, a Delaware limited liability company, PONDEROSA INTERNATIONAL DEVELOPMENT, INC., a Delaware corporation, PUERTO RICO PONDEROSA, INC., a Delaware corporation, HURRICANE AMT LLC, a Delaware limited liability company, BUFFALO’S FRANCHISE CONCEPTS INC., a Delaware corporation, FATBURGER CORPORATION, a Delaware corporation and HOMESTYLE DINING LLC, a Delaware limited liability company(together each other entity that becomes a guarantor hereunder, the “Guarantors”) in favor of THE LION FUND, L.P. and THE LION FUND II, L.P. (each a “Lender”, and together with their respective successors and assigns, collectively, the “Lenders”).

RECITALS:

WHEREAS, FAT Brands Inc., a Delaware corporation (the “Company”) and Guarantors have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) with the Lenders;

WHEREAS, the Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement and the other Loan Documents; and

WHEREAS, it is a condition to the Lenders making any loans or otherwise extending credit or other financial accommodations under the Loan Agreement that the Guarantors shall guarantee the due payment and performance of all Guaranteed Obligations (as hereinafter defined) by entering into this Guaranty.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Guarantor hereby agrees with the Lenders, for the benefit of the Lenders, as follows:

Section 1. Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Loan Agreement shall have the meanings assigned to such terms by the Loan Agreement.

Section 2. Guaranty of the Obligations. Each Guarantor hereby irrevocably and unconditionally guarantees to the Lenders for the benefit of the Lenders the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code (the “Bankruptcy Code”, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Lenders under the Loan Documents but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

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Section 3. Payment by Guarantors. Each Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which the Lenders may have at law or in equity against such Guarantor by virtue hereof, that upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), such Guarantor will upon demand pay, or cause to be paid, in immediately available funds, to the Lenders, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, all accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for a Borrower becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to the Lenders as aforesaid. Each Guarantor hereby agrees that all payments under this Agreement will be paid to the Lenders, without setoff, deduction or counterclaim at the office of the Lenders located at the address specified in the Loan Agreement in U.S. dollars and in immediately available funds.

Section 4. Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than the indefeasible payment in full in cash of the Obligations (other than contingent indemnification obligations not yet due and owing) or the termination or expiration of the Loan Agreement (“Payment in Full”). In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) This Guaranty is a guaranty of payment and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety.

(b) The Lenders may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between the Borrower and the Lenders with respect to the existence of such Event of Default.

(c) The obligations of each Guarantor hereunder are independent of the obligations of the Borrower and the obligations of any other Guarantor, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against the Borrower or any of such other Guarantors and whether or not the Borrower is joined in any such action or actions.

(d) The Lenders, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations in accordance with the Loan Agreement; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto, or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any other Person with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of the Lenders in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Lenders may have against any such security, in each case as the Lenders in their discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against the Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents.

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(e) This Guaranty and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than Payment in Full), including the occurrence of any of the following, whether or not such Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) of any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations; including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise; (iii) the Guaranteed Obligations, or any agreement relating thereto other than this Guaranty, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though the Lenders might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any change, restructuring or termination of the corporate structure or existence of any Loan Party, including without limitation as a result of the Lenders’ consent to the change, reorganization or termination of the corporate structure or existence of any Loan Party and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any taking, exchange, release or non-perfection of any collateral for all or any of the Guaranteed Obligations; (viii) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Loan Documents or any other assets of Borrower or any of its Affiliates; (ix) any failure of the Lenders to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to the Lenders (and each Guarantor hereby irrevocably waives any duty on the part of the Lenders to disclose such information); (x) any defenses, set-offs or counterclaims which Borrower may allege or assert against the Lenders in respect of the Guaranteed Obligations, other than Payment in Full, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; (xi) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of such Guarantor as an obligor in respect of the Guaranteed Obligations; and (xii) any other circumstance or any existence of or reliance on any representation by the Lenders that might otherwise constitute a defense available to, or a discharge of, the Borrower, such Guarantor or any other Guarantor, surety or other Person.

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Section 5. Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of the Lenders: (a) any right to require the Lenders, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower, any other Guarantor or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any such other Guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Lenders in favor of the Borrower or any other Person, or (iv) pursue any other remedy in the power of the Lenders whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower or any other Guarantor, including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower or any other Guarantor from any cause other than Payment in Full; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Lenders’ errors or omissions in the administration of the Guaranteed Obligations, except behavior which is determined by a final nonappealable judgment by a court of competent jurisdiction to have resulted from bad faith or gross negligence; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Lenders protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

Section 6. Waiver of Subrogation, Contribution, etc. Subject to Section 11, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that the Lenders now have or may hereafter have against the Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Lenders or the Collateral Agent, for the benefit of the Lenders. In addition, until Payment in Full, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Lenders may have against the Borrower, to all right, title and interest the Lenders or the Collateral Agent, for the benefit of the Lenders, may have in any such collateral or security, and to any right the Lenders or the Collateral Agent, for the benefit of the Lenders, may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time before Payment in Full, such amount shall be held in trust for the Lenders and shall forthwith be paid over to the Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

Section 7. Subordination of Other Obligations. Any Indebtedness of the Borrower or any Guarantor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by any Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Lenders and shall forthwith be paid over to the Lenders to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision hereof.

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Section 8. Authority of Guarantors or Borrower. It is not necessary for the Lenders to inquire into the capacity or powers of the Guarantors or the Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

Section 9. Financial Condition of Borrower. The Loan may be made to the Borrower or continued from time to time without notice to or authorization from any Guarantor, regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. The Lenders shall have no obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrower. Each Guarantor acknowledges that it has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of the Lenders to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower now known or hereafter known by the Lenders.

Section 10. Bankruptcy, etc.

(a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of the Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against the Borrower or any other Guarantor. The obligations of each Guarantor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or any other Guarantor or by any defense which the Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of such Guarantor and the Lenders that the Guaranteed Obligations which are guaranteed by each Guarantor pursuant hereto should be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Guaranteed Obligations as a result of its bankruptcy, insolvency receivership, reorganization, liquidation or arrangement. Each Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Lenders, or allow the claim of the Lenders in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

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(c) In the event that all or any portion of the Guaranteed Obligations are paid, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from the Lenders as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder. EACH GUARANTOR SHALL DEFEND AND INDEMNIFY THE LENDERS FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 10(c) (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED LENDERS’ OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED LENDERS’ GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 11. Contribution and Subrogation. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree that in the event a payment shall be made on any date under this Guaranty by any Guarantor (the “Funding Guarantor”), each other Guarantor (each a “Contributing Guarantor”) shall indemnify the Funding Guarantor in an amount equal to the amount of such payment, in each case multiplied by a fraction the numerator of which shall be the net worth of the Contributing Guarantor as of such date and the denominator of which shall be the aggregate net worth of all the Contributing Guarantors together with the net worth of the Funding Guarantor as of such date. Any Contributing Guarantor making any payment to a Funding Guarantor pursuant to this Section 11 shall be subrogated to the rights of such Funding Guarantor to the extent of such payment.

Section 12. Fraudulent Transfer Laws. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty on any date shall be limited to a maximum aggregate amount equal to the largest amount that would not, on such date, render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any applicable provisions of comparable laws relating to bankruptcy, insolvency, or reorganization, or relief of debtors (collectively, the “Fraudulent Transfer Laws”), but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date, in each case

(a) after giving effect to all liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws, but specifically excluding

(i) any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower or other affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder;

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(ii) any liabilities of such Guarantor under this Guaranty; and

(iii) any liabilities of such Guarantor under other guarantees of and joint and several co-borrowings of Indebtedness, entered into on the date this Guaranty becomes effective, which contain a limitation as to maximum amount substantially similar to that set forth in this Section 12 (each such other guarantee and joint and several co-borrowing entered into on the date this Guaranty becomes effective, a “Competing Guaranty”) to the extent such Guarantor’s liabilities under such Competing Guaranty exceed an amount equal to (x) the aggregate principal amount of such Guarantor’s obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 12), multiplied by (y) a fraction (I) the numerator of which is the aggregate principal amount of such Guarantor’s obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 12), and (II) the denominator of which is the sum of (A) the aggregate principal amount of the obligations of such Guarantor under all other Competing Guaranties (notwithstanding the operation of those limitations contained in such other Competing Guaranties that are substantially similar to this Section 12), (B) the aggregate principal amount of the obligations of such Guarantor under this Guaranty (notwithstanding the operation of this Section 12, and (C) the aggregate principal amount of the obligations of such Guarantor under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 12)); and

(b) after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any such right of contribution under Section 11).

Section 13. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty. Such Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower contemplated by the Loan Documents and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

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(b) Such Guarantor has, independently and without reliance upon the Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

(c) The obligations of such Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of such Guarantor, and this Guaranty has been duly and validly executed and delivered by such Guarantor.

Section 14. Right of Set-Off. If an Event of Default shall have occurred and be continuing, the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lenders to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty to the Lenders, irrespective of whether or not the Lenders shall have made any demand under this Guaranty and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of the Lenders different from the branch or office holding such deposit or obligated on such indebtedness. The rights of the Lenders under this Section are in addition to other rights and remedies (including other rights of setoff) that the Lenders may have. The Lenders agree to notify such Guarantor promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 15. Amendments, Joinder, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by such Guarantor and the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Guaranty may be supplemented to add additional Guarantors by means of a joinder in the form of Annex I signed by the entity to be added and the Lenders, upon the execution of which such additional Guarantor shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 16. Notices, Etc. All notices and other communications provided for hereunder shall be sent to the addresses and in the manner provided for in Section 13.4 of the Loan Agreement. All such notices and communications shall be effective as provided in Section 13.4 of the Loan Agreement.

Section 17. Continuing Guaranty: Assignments under the Loan Agreement. This Guaranty is a continuing guaranty and applies to all Guaranteed Obligations, whether existing now or in the future and shall (a) remain in full force and effect until Payment in Full, (b) be binding upon each Guarantor and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Lenders and its successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause, when the any Lender assigns or otherwise transfers any interest held by it under the Loan Agreement or other Loan Document to any other Person pursuant to the terms of the Loan Agreement or such other Loan Document, that other Person shall thereupon become vested with all the benefits held by the Lenders under this Guaranty.

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Section 18. INDEMNITY. EACH GUARANTOR SHALL (AND HEREBY DOES) INDEMNIFY THE LENDERS AND EACH RELATED PARTY OF EACH LENDER (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS (INCLUDING ALL REASONABLE FEES, EXPENSES AND DISBURSEMENTS OF ANY LAW FIRM) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE IN ANY WAY RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE, OR ADMINISTRATION OF THIS GUARANTY; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE (ALL THE FOREGOING, COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”).

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY, ANY ADVANCE OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY UNLESS DUE TO ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED IN A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION.

ALL AMOUNTS DUE UNDER THIS SECTION 18 SHALL BE PAYABLE WITHIN TEN (10) BUSINESS DAYS AFTER DEMAND THEREFOR. THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS AND THE REPAYMENT, SATISFACTION OR DISCHARGE OF ALL THE OTHER OBLIGATIONS.

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Section 19. Survival of Representations, Warranties and Agreements; Termination. All representations, warranties and agreements made hereunder or other documents delivered pursuant hereto or in connection herewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Lenders, regardless of any investigation made by the Lenders or on their behalf and notwithstanding that the Lenders may have had notice or knowledge of any Default at the time of any Loan under the Loan Agreement, and shall continue in full force and effect until Payment in Full. Notwithstanding anything herein or implied by law to the contrary, the agreements of the Guarantors set forth in Section 19 shall survive Payment in Full.

Section 20. No Waiver; Remedies Cumulative. No failure on the part of any Lender to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided in this Guaranty are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 21. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 23. APPLICABLE LAW. THIS GUARANTY shall be governed by and construed in accordance with the laws of the State of New York, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 24. CONSENT TO JURISDICTION.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR OTHER DOCUMENT RELATED HERETO. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

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(b) Nothing in this Section 24 shall affect the right of the Lenders to serve legal process in any other manner permitted by law or affect the right of the Lenders to bring any action or proceeding against any Guarantor in the courts of any other jurisdiction.

Section 25. WAIVER OF JURY TRIAL. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 26. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Guaranteed Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law, shall not exceed the maximum rate permitted by law (the “Maximum Rate”). If the rate of interest (determined without regard to the preceding sentence) under the Loan Agreement at any time exceeds the Maximum Rate, the outstanding amount of the Loan made thereunder shall bear interest at the Maximum Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in the Loan Agreement had at all times been in effect. In addition, if when the Loan made thereunder is repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in the Loan Agreement had at all times been in effect, then to the extent permitted by law, the Guarantors shall pay to the Lenders an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Maximum Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and each Guarantor to conform strictly to any applicable usury laws. Accordingly, if the Lenders contract for, charge, or receive any consideration which constitutes interest in excess of the Maximum Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at the Lenders’ option be applied to the outstanding amount of the Obligations under the Loan Agreement or be refunded to the Borrower.

Section 27. Payments Free of Taxes. Any and all payments by or on account of any Guaranteed Obligation hereunder shall be made free and clear of and without reduction or withholding for any taxes.

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Section 28. Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart signature page by electronic mail or facsimile is as effective as executing and delivering this Guaranty in the presence of the other parties to this Guaranty.

Section 29. USA Patriot Act Notice. The Lenders, subject to the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), hereby notifies each Guarantor that pursuant to the requirements of the Act, it is required to obtain, verify and record information and documentation that identifies each Guarantor, which information includes the name and address of such Persons and other information that will allow the Lenders to identify such Persons in accordance with the Act.

Section 30. Entire Agreement.

(a) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS ARE THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE PARTIES. THIS GUARANTY MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF ANY CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY AND ALL SUCH PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS ARE EXPRESSLY SUPERSEDED BY THIS GUARANTY.

(b) THE PARTIES TO THIS GUARANTY HEREBY ACKNOWLEDGE AND AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES EXISTS.

[Signature Page Follows]

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Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:

Fatburger North America, Inc., a Delaware corporation

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Ponderosa Franchising Company LLC, a Delaware limited liability company

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Bonanza Restaurant Company LLC, a Delaware limited liability company

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Manager

Ponderosa International Development, Inc., a Delaware corporation

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Puerto Rico Ponderosa, Inc., a Delaware corporation

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

[Signature Page to Guaranty]

Buffalo’s Franchise Concepts, Inc., a Nevada corporation

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Buffalo’s Franchise Concepts Inc., a Delaware corporation

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Hurricane AMT LLC, a Delaware limited liability company

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chef Executive Officer

Fatburger Corporation, a Delaware corporation

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Homestyle Dining LLC, a Delaware limited liability company

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Manager